Income Taxes	12 Months Ended
Mar. 31, 2012
Income Taxes
21.	Income taxes

Domestic and foreign components of income (loss) before income taxes and the provision for current and deferred income taxes attributable to such income are summarized as follows:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Income (loss) before income taxes:
Sony Corporation and all subsidiaries in Japan	45,290	143,917	(106,496)
Foreign subsidiaries	(18,378)	61,096	23,310

	26,912	205,013	(83,186)

Income taxes — Current:
Sony Corporation and all subsidiaries in Japan	42,723	60,514	33,921
Foreign subsidiaries	36,397	57,404	74,624

	79,120	117,918	108,545

Income taxes — Deferred:
Sony Corporation and all subsidiaries in Japan	(25,589)	365,665	2,794
Foreign subsidiaries	(39,573)	(58,244)	203,900

	(65,162)	307,421	206,694

Total income tax expense	13,958	425,339	315,239

As discussed in Note 2, current income taxes and deferred income taxes in foreign subsidiaries for the fiscal year ended March 31, 2010 have been revised, with an increase in current income taxes by 30,422 million yen and a corresponding decrease to deferred income taxes. This revision had no impact on total income tax expense.

A reconciliation of the differences between the Japanese statutory tax rate and the effective tax rate is as follows:

	Fiscal year ended March 31
	2010	2011	2012
Statutory tax rate	41.0%	41.0%	(41.0)%
Non-deductible expenses	10.3	1.3	4.2
Income tax credits	(18.0)	(2.0)	(3.6)
Change in statutory tax rate	(4.6)	0.9	(36.2)
Change in valuation allowances	4.7	174.5	491.0
Change in deferred tax liabilities on undistributed earnings of foreign subsidiaries and corporate joint ventures	5.8	1.5	(21.2)
Lower tax rate applied to life and non-life insurance business in Japan	(30.3)	(2.8)	(7.8)
Foreign income tax differential	(17.6)	(10.5)	6.7
Adjustments to tax accruals and reserves	16.2	4.5	(15.9)
Effect of equity in net income (loss) of affiliated companies	46.0	(2.8)	60.0
Sony Ericsson remeasurement gain	—	—	(50.6)
Insurance recovery tax exemptions related to the Floods	—	—	(5.2)
Other	(1.6)	1.9	(1.4)

Effective income tax rate	51.9%	207.5%	379.0%

In November 2011, the Japanese legislature enacted tax law changes which included lowering the national tax rate, limiting the annual use of net operating loss carryforwards to 80% of taxable income and increasing the net operating loss carryforward period from seven to nine years for losses incurred in the tax years ending on or after April 1, 2008. As a result, the statutory tax rate during the fiscal years ending March 31, 2013 to March 31, 2015 will be approximately 38% and from the fiscal year ending March 31, 2016 will be approximately 36%. The limitation on the use of net operating loss carryforwards, however, may result in cash tax payments being due if there is taxable income in Japan even though Sony Corporation and its national tax filing group in Japan have significant net operating loss carryforwards available. These tax law changes take effect for Sony from April 1, 2012. Because accounting for income taxes requires the measurement of deferred tax assets and liabilities using the enacted tax rates, the tax law changes resulted in a net deferred tax expense of 32,729 million yen.

The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2011	2012
Deferred tax assets:
Operating loss carryforwards for tax purposes	387,982	533,912
Accrued pension and severance costs	103,674	87,871
Film costs	16,405	40,566
Warranty reserves and accrued expenses	94,065	82,842
Future insurance policy benefits	26,177	22,907
Inventory	35,989	37,431
Depreciation	35,128	39,473
Tax credit carryforwards	74,284	73,945
Reserve for doubtful accounts	8,404	5,580
Impairment of investments	33,743	34,387
Deferred revenue in the Pictures segment	19,254	21,980
Other	140,745	146,777

Gross deferred tax assets	975,850	1,127,671
Less: Valuation allowance	(473,713)	(868,233)

Total deferred tax assets	502,137	259,438

Deferred tax liabilities:
Insurance acquisition costs	(155,073)	(140,190)
Future insurance policy benefits	(62,933)	(66,998)
Unbilled accounts receivable in the Pictures segment	(40,469)	(45,467)
Unrealized gains on securities	(33,101)	(43,831)
Intangible assets acquired through stock exchange offerings	(32,136)	(28,139)
Undistributed earnings of foreign subsidiaries and corporate joint ventures	(46,261)	(27,920)
Other	(46,970)	(73,399)

Gross deferred tax liabilities	(416,943)	(425,944)

Net deferred tax assets (liabilities)	85,194	(166,506)

As discussed in Note 2, the presentation of deferred income taxes in other assets as of March 31, 2011 in the consolidated balance sheets have been revised to conform with the presentation as of March 31, 2012 to reflect the results of an analysis of deferred tax assets in relation to certain unrecognized tax benefits that was completed during the fiscal year ended March 31, 2012. This revision increased total deferred tax assets by 61,115 million yen, which is composed of an increase of gross deferred tax assets and valuation allowance by 71,126 million yen and 10,011 million yen, respectively, as of March 31, 2011.

The significant increase in the deferred tax asset for film costs is as a result of a change in the method of amortization for film costs for tax return purposes. For book purposes, film costs are amortized on an individual-film-forecast method based on the ratio of current period actual revenues to the estimated remaining total revenues. For tax purposes, there is a film by film election to amortize film costs on either the income forecast method or the straight line method. Sony elected straight line for all films released in the fiscal year ended March 31, 2012.

The valuation allowance mainly relates to deferred tax assets of certain consolidated subsidiaries with operating loss carryforwards and tax credit carryforwards for tax purposes that are not more-likely-than-not to be realized. The net changes in the total valuation allowance were increases of 5,741 million yen, 347,460 million yen and 394,520 million yen for the fiscal years ended March 31, 2010, 2011 and 2012, respectively.

The increase during the fiscal year ended March 31, 2011 was primarily due to the additional valuation allowance recorded on deferred tax assets at Sony Corporation and its national tax filing group in Japan. Sony Corporation and its national tax filing group in Japan were in a three year cumulative loss position in the fiscal year ended March 31, 2011. In Japan, Sony Corporation files a standalone tax filing for local tax purposes and a consolidated national tax filing with its wholly-owned Japanese subsidiaries for national tax purposes. As the national tax filing group only includes wholly-owned subsidiaries, certain Japanese subsidiaries are excluded, the most significant of which are Sony Financial Holdings Inc. and its subsidiaries. Due to the cumulative losses in recent years, and because the net operating losses in Japan have a relatively short carryforward period of seven to nine years, a limited number of years remain in the carryforward period. The first year of expiration of the remaining net operating losses in Japan would be 2014 for local taxes and 2016 for national taxes. Carrying amounts of deferred tax assets require a reduction by a valuation allowance if, based on the available positive and negative evidence, it is more likely than not that such assets will not be realized. While the cumulative loss position and the remaining limited years in the carryforward period were significant negative evidence, there was positive evidence in the form of a history of taxable income and a history of utilizing assets before expiration, as well as the availability of tax strategies regarding the utilization of the deferred tax assets. However, based on the near term forecast at the end of the fiscal year ended March 31, 2011, including the anticipated impact of the Great East Japan Earthquake and the lesser weight provided to longer range forecasts when an entity is in a cumulative loss, Sony did not believe that the objectively verifiable positive evidence was sufficient to overcome the significant negative evidence of the cumulative loss. As the weight given to the positive and negative evidence is commensurate with the extent to which the evidence may be objectively verified, it is generally difficult for positive evidence regarding projected future taxable income exclusive of reversing taxable temporary differences to outweigh objectively verifiable negative evidence of recent financial reporting losses. Accordingly, Sony, based on the weight of the available positive and negative evidence, established a valuation allowance of 362,316 million yen as of March 31, 2011.

The increase during the fiscal year ended March 31, 2012 was primarily due to the additional valuation allowances recorded on deferred tax assets in the U.S. and the U.K. and additional valuation allowances recorded in Japan for Sony Corporation and certain Japanese subsidiaries. As of March 31, 2012, Sony has concluded that with respect to Sony Americas Holding Inc. (“SAHI”) and its consolidated tax filing group in the U.S., and Sony Europe Limited (“SEU”), a subsidiary in the U.K., the cumulative loss position was significant negative evidence that was difficult to overcome. There was positive evidence in the form of tax planning actions and strategies, the long carryforward periods for utilization, as well as a history of taxable income and utilization of assets before expiration. The tax planning strategies included changes in film amortization methods in the U.S. as described above, the success of which depends on future forecasts of income. Notwithstanding this positive evidence, the weight given to evidence is commensurate with the extent to which it can be objectively verified. It is generally difficult for positive evidence regarding projected future taxable income exclusive of reversing taxable temporary differences to outweigh objectively verifiable negative evidence of recent financial reporting losses. Accordingly, Sony, based on the weight of the available positive and negative evidence, established a valuation allowance of 203,025 million yen for SAHI and its consolidated tax filing group in the U.S., and 20,694 million yen for SEU, as of March 31, 2012. Sony Corporation and its national tax filing group in Japan remain in a cumulative loss position as of March 31, 2012, as a result, during the fiscal year ended March 31, 2012, Sony recorded an additional valuation allowance against certain deferred tax assets at Sony Corporation and its national tax filing group in Japan. In addition, several Japanese subsidiaries are also in a cumulative loss position as of March 31, 2012 and, therefore, recorded valuation allowances of 32,631 million yen against their separate deferred tax assets for local tax purposes.

Prior to its acquisition, Sony Ericsson, principally due to its cumulative loss position, had a valuation allowance against deferred tax assets mainly in Sweden in the amount of 78,393 million yen, for which Sony reported the impact of the valuation allowance through its 50% equity interest in Sony Ericsson.

Net deferred tax assets (net of valuation allowance) are included in the consolidated balance sheets as follows:

	Yen in millions
	March 31
	2011	2012
Current assets — Deferred income taxes	133,059	36,769
Other assets — Deferred income taxes	300,702	100,460
Current liabilities — Other	(42,340)	(19,236)
Long-term liabilities — Deferred income taxes	(306,227)	(284,499)

Net deferred tax assets (liabilities)	85,194	(166,506)

As discussed in Note 2, deferred income taxes in other assets and net deferred tax assets as of March 31, 2011 have been revised, resulting in an increase of 61,115 million yen.

At March 31, 2012, deferred income taxes have not been provided on undistributed earnings of foreign subsidiaries and corporate joint ventures not expected to be remitted in the foreseeable future totaling 1,043,693 million yen, and on the gain of 61,544 million yen on a subsidiary’s sale of stock arising from the issuance of common stock of Sony Music Entertainment (Japan) Inc. (“SMEJ”) in a public offering to third parties in November 1991, as Sony does not anticipate any significant tax consequences on possible future disposition of its investment based on its tax planning strategies. The unrecognized deferred tax liabilities as of March 31, 2012 for such temporary differences cannot be determined.

At March 31, 2012, Sony has operating loss carryforwards for tax purposes, the tax effect of which totaled 533,912 million yen, which will be available as an offset against future taxable income on tax returns to be filed in various tax jurisdictions. With the exception of 125,537 million yen with no expiration period, substantially all of the total operating loss carryforwards expire at various periods between the fiscal years ending March 31, 2013 and 2021 and the remaining amounts expire in periods up to 20 years depending on the jurisdiction.

Tax credit carryforwards for tax purposes at March 31, 2012 amounted to 73,945 million yen. With the exception of 14,021 million yen with no expiration period, total available tax credit carryforwards expire at various dates primarily up to 10 years.

A reconciliation of the beginning and ending gross amounts of unrecognized tax benefits is as follows:

	Yen in millions
	March 31
	2010	2011	2012
Balance at beginning of the fiscal year	276,627	229,228	225,120
Reductions for tax positions of prior years	(38,450)	(39,005)	(25,302)
Additions for tax positions of prior years	4,816	19,947	59,159
Additions based on tax positions related to the current year	10,873	41,201	44,307
Settlements	(5,921)	(1,478)	(4,046)
Lapse in statute of limitations	(1,506)	(7,770)	(3,807)
Foreign currency translation adjustments	(17,211)	(17,003)	(7,120)

Balance at end of the fiscal year	229,228	225,120	288,311

Total net amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate	76,125	87,497	77,925

The major changes in the total gross amount of unrecognized tax benefit balances relate to the Bilateral Advance Pricing Agreements (“APAs”) filed for certain subsidiaries in the IP&S, Game, MP&C, HE&S, and Devices segments and All Other, with respect to their intercompany cross-border transactions. These APAs include agreements between Sony and two taxing authorities under the authority of the mutual agreement procedure specified in income tax treaties. Sony reviews its estimated tax expense based on the progress made in these procedures and makes adjustments to its estimates as necessary. Because these are government to government negotiations, it is possible that the final outcomes of the agreements may differ from Sony’s current assessment of the more-likely-than-not outcomes of such agreements.

During the fiscal year ended March 31, 2010, Sony recorded 4,707 million yen of interest expense and 1,565 million yen of penalties.

During the fiscal year ended March 31, 2011, Sony recorded 3,612 million yen of interest expense and reversed 261 million yen of penalties. At March 31, 2011, Sony had recorded liabilities of 14,523 million yen and 4,407 million yen for the payments of interest and penalties, respectively.

During the fiscal year ended March 31, 2012, Sony reversed 1,336 million yen of interest expense and 333 million yen of penalties. At March 31, 2012, Sony had recorded liabilities of 13,187 million yen and 4,074 million yen for the payments of interest and penalties, respectively.

Sony operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited by Japanese and foreign taxing authorities. As a result of audit settlements, the conclusion of current examinations, the expiration of the statute of limitations in several jurisdictions and other reevaluations of Sony’s tax positions, it is expected that the amount of unrecognized tax benefits will change in the next twelve months. Accordingly, Sony believes it is reasonably possible that its existing unrecognized tax benefits may be reduced by an amount up to 122,227 million yen within the next twelve months.

Sony remains subject to examinations by Japanese taxing authorities for tax years from 2005 through 2011, and by the U.S. and other foreign taxing authorities for tax years from 1998 through 2011.